Equity Method Investment	12 Months Ended
Dec. 31, 2023
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment	Equity Method Investment
On May 6, 2022, we entered into an Investment Agreement with OS, a company engaged in the design and production of telescopes and opto-mechanical and aerospace instrumentation for ground and space-based applications, to purchase 5% (283,725 shares) of OS’s outstanding common shares for $3.7 million. Additionally, OS issued 524,715 stock warrants to us, giving us the right to convert each warrant into a single common share over a period of up to 36 months. The investment was completed on September 30, 2022. Emiliano Kargieman, our Chief Executive Officer, was appointed to OS’s board of directors. The inclusion of Mr. Kargieman on OS’s board of directors, the option to purchase additional shares, and being a significant customer of OS gives the Company a certain level of control that makes the equity method of accounting appropriate even though the Company’s investment is less than 20%.
The investment has a carrying value of $3.8 million as of December 31, 2023 and is included in Other non-current assets on the Consolidated Balance Sheets. The aggregate value of the investment based on the quoted market price is approximately $3.1 million.